PRIVATE LOAN SALE AGREEMENT This Private Loan Sale Agreement (the "Agreement") is made and entered into effective as of this 9th day of October ,2014, by and between Nelnet, Inc., a Nebraska corporation and its subsidiaries and affiliates (collectively, the "Seller") and Union Bank & Trust Company, a Nebraska state banking corporation (the "Purchaser"). WHEREAS, Seller is engaged in a program of acquiring and servicing unsecured loans to borrowers for educational purposes ("Private Loans"), and such Private Loans are not and will not be made, guaranteed or insured pursuant to the Higher Education Act of 1965, as amended; WHEREAS, Seller and Purchaser have engaged or will engage Nelnet Servicing, LLC, d/b/a Firstmark Services (the "Servicer") to assist Seller and Purchaser in servicing the Private Loans; WHEREAS, Purchaser wishes to purchase from Seller all right, title and interest in certain Private Loans and Seller wishes to sell to Purchaser such Private Loans under the terms and conditions as set forth herein. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Purchaser and Seller do hereby agree as follows: 1. Sale of Private Loans. (a) Purchaser shall purchase from Seller and Seller shall sell, transfer and convey to Purchaser all right, title and interest in and to such Private Loans which are in compliance with the representations and warranties given by Seller in this Agreement, with an aggregate outstanding principal balance of approximately $16 ,(; 00,000.00 dollars. Seller has made available to Purchaser information in order to enable Purchaser to make credit decisions with respect to the Private Loans. Seller shall make such sale and transfer of the Private Loans free and clear of all security interests, liens or encumbrances of any nature whatsoever. The purchase price for such Private Loans shall be the amount equal to 100% of the outstanding principal balance and of accrued and unpaid interest on the Private Loan being sold. (b) The sale and purchase of the Private Loans under this Agreement shall be without recourse of any nature whatsoever against Seller, except as otherwise expressly provided herein. Seller and Purchaser acknowledge and agree that this Agreement results in Purchaser's assumption of credit risk in the Private Loans, both before and after any 1 default with respect to the Private Loans. Purchaser is relying upon the maker of each Private Loan for repayment thereon, and not upon the Seller therefor. The parties hereto intend that this Agreement shall constitute a true conveyance and absolute sale of all right, title and interest in and to the Private Loans by Seller to Purchaser, and this Agreement shall constitute such true conveyance and absolute sale. 2. Transfer Documentation. The Private Loans are evidenced by promissory notes. Seller makes no representations or warranties with respect to the Private Loans or any documentation evidencing such Private Loans except as expressly stated in Section 5(a) hereof. The originals of such promissory notes shall be kept in the physical custody and possession of the Servicer for purposes of servicing. On the date of the sale of the portfolio of Private Loans, or thereafter as mutually agreed to by the parties, Seller shall execute and deliver (or shall cause to be executed and delivered) to Purchaser a bill ofsaJe in the form marked as Exhibit "A," attached hereto and incorporated herein by this reference, evidencing sale of the Private Loans in that portfolio. Seller shall attach or cause to be attached to the executed original of Exhibit "A" a schedule of the Private Loans identifying such loans comprising the portfolio. On such same date, Seller shall also execute and deliver (or cause to be delivered) to Purchaser a blanket endorsement substantially in the form marked on Exhibit "8" attached hereto and incorporated herein by this reference. 3. Decisions Concerning the Private Loans. After purchase of the Private loans pursuant to this Agreement, all actions and decisions concerning the Private Loans, including without limitation the day-to-day administration and servicing of the Private Loans, shall be made by Purchaser as owner of each Private Loan. Servicing of the Private Loans shall be performed by the Servicer on behalf of Purchaser, in accordance with the Private Loan Servicing Agreement between Purchaser and Servicer (the "Servicing Agreement"). Purchaser shall pay to the Servicer those fees and costs of servicing the Private Loans as set forth in the Servicing Agreement following the date of closing the sale of the Private Loan to Purchaser. Purchaser acknowledges that it has made its own credit analysis with respect to the Private Loans and does not rely on the Seller for any such credit analysis. 4. Payments and Accounting to Purchaser. Seller shall account and deliver to Purchaser, on a periodic basis as agreed to by Purchaser, all payments from borrowers on the Private Loans received following the sale of those Private Loans to Purchaser. Such accounting and delivery of payments shall occur no less frequently than once per calendar quarter during the term of this Agreement. 5. Representations and Warranties. (a) Seller makes no representations or warranties, whether expressed or implied, to Purchaser, as to the collectability of the Private Loans or the continued solvency of the borrowers on Private Loans. Seller does represent and warrant to Purchaser as follows: (1) This Agreement has been duly authorized, executed and delivered by Seller and constitutes a legal, valid and binding obligation. 2

(2) The Agreement was made in compliance with all applicable local, State and federal laws, rules and regulations. (3) Seller has and its officers acting on its behalf have, fl111 legal authority to engage in the transactions contemplated by the Agreement, the execution and delivery of the Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of the Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of Seller or any agreement or instrument to which Seller is a party to or bound by any agreement or instrument or a default thereunder, Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Seller enforceable against it in accordance with its terms, and no consent, approval or authorization of any government or governmental body is required in connection with the consummation of the transactions herein contemplated. (4) Seller is duly organized, validly existing and in good standing under the laws of the State of Nebraska and has the power and authority to own its assets and carryon its business as now being conducted. (5) At the time of origination, each Private Loan was made either by First National Bank Northeast, M&I Bank, FSB, Citibank or another originating lender approved by Seller. (6) Each Private Loan has been duly executed and delivered and constitutes the legal, valid and binding obligations of the maker thereof, enforceable in accordance with its terms, Each Private Loan is not delinquent more than thirty (30) days as of the date of sale hereunder. (7) None of the Private Loans are subject to any security interest, lien or other encumbrance of any nature whatsoever. (b) Purchaser represents and warrants to Seller as follows: (1) This Agreement has been duly authorized, executed and delivered by Purchaser and constitutes a legal, valid and binding obligation. (2) The Agreement was made in compliance with all applicable local, State and federal laws, rules and regulations. 3

(3) Purchaser has and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by the Agreement, the execution and delivery of the Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of the Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of Purchaser or any agreement or instrument to which Purchaser is not a party to or bound by any agreement or instrument or a default thereunder. Purchaser is not a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Purchaser enforceable against it in accordance with its terms, and no consent, approval or authorization of any government or governmental body is required in connection with the consummation of the transactions herein contemplated. (4) Purchaser is duly organized, validly existing and in good standing under the laws of the state of its organization, and has the power and authority to own its assets and carryon its business as now being conducted. (5) The authorized officer executing this Agreement on behalf of Purchaser hereby certifies that Purchaser has approved purchase of the Private Loans as identified in the bill of sale, and is relying upon the respective makers of the Private Loans to repay the same. (c) If any representation or warranty contained in Section 5(a)(5) hereof shall prove to have been materially incorrect, then Seller shall repurchase such Private Loan upon the request of Purchaser by paying to Purchaser the then outstanding principal balance of such Private Loan and of accrued and unpaid interest thereon and any other amounts as may be necessary to make the Purchaser whole. 6. Miscellaneous Provisions. A. Neither this Agreement nor any term hereof may be changed, waived, discharged, modified or terminated orally, unless by an instrument in writing signed by both of the parties hereto. B. The headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. C. All of the terms, covenants and conditions herein contained shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. 4

D. Notices under this Agreement shall be in writing unless otherwise permitted hereby, and if in writing, may be personally delivered or sent by United States mail, sufficient postage prepaid, or by telecopy or facsimile, to the respective parties at the following addresses: Purchaser: Union Bank f.md 'I'l'.·u~)t.Company Attn: Brad Crcun, )~xecut.ive Chief ["j.nancial Offj.cer 4213 Pioneers Woods Drive Lincoln, NE 68506 Telephone: (402) 323-1783 Facsimile--;- (402) 323··1.190 Seller: Nelnet, Inc. Attn: James D. Kruger, CFO 121 South 131h Street, Suite 201 Lincoln, NE 68508 Telephone: 402/458-2304 Facsimile: 402/458-2294 E. This Agreement shall not be construed to create a partnership or joint venture between Seller and Purchaser. F. If anyone or more of the covenants or agreements or portion thereof provided in this Agreement on the part of Purchaser or Seller to be performed should be determined by a court of competent jurisdiction to be contrary to law, then such covenant or covenants, or such agreement or agreements, or such portions thereof, shall be deemed severable from the remaining covenants and agreements provided in this Agreement and the invalidity thereof shall in no way affect the validity of the other provisions of this Agreement hereunder and under any applicable provisions of law. G. This Agreement shall be construed and interpreted in accordance with the laws of the State of Nebraska. Executed as of the day and year first above written. Union Ba.nk and Trust. C""QI"",l\p~a""l~ly~ ' Purchaser Nelnet, Inc., Seller By: By: 5

Title: CEO / President: Title: 6

EXHIBIT A BILL OF SALE FOR VALUE RECEIVED, the Seller, pursuant to the terms and conditions of the Private Loan Sale Agreement (the "Agreement") to which this BiH of Sale is attached, does hereby grant, sell, assign, transfer and convey tot~~r{ &u'/< ,.j... (-I4~sr_' , the Purchaser, and its successors and assigns, all right, title and interest of the Seller in and to the following; (1) The loans described in Annex I attached hereto (the "Loans"); (2) All related documentation evidencing the indebtedness represented by such Loans; and (3) All proceeds of the foregoing including. TO HAVE AND TO HOLD the same unto the Purchaser, its successors and assigns, forever. This Bill of Sale is made pursuant to and is subject to the terms and provisions of the Agreement, and is without recourse, except as provided in the Agreement. AU capitalized terms used herein shall have the same meaning given to them in the Agreement. IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by one of its officers duly authorized as of the date set forth below. ,20_LLj NELNET, INC., SELLER BY~~ Name: ..i!i:.Ii.(~_.J.Jx_~.L4jJ ClOv>rnCtr1Title: 7

ANNEX I LOAN LISTING (to be provided by Seller) 8

BLANlCETENDORSEMENT Pursuant to the Private Loan Sale Agreement dated {)e,{9!w 1_, 2014 (the" Agreement", the undersigned Nelnet, Inc., (the "Seller"), by execution of this instrument, hereby endorses all promissory notes purchased by thl(?r/ ,d{ulk <f' r,;i/~1" (J:,Y4jdthe "Purchaser"). This endorsement is in blank, unrestricted form. This endorsement is without recourse, except as provided under the terms of the Agreement. All right, title, and interest of Seller in and to the promissory notes and related documentation identified in the attached loan ledger are transferred and assigned to the Purchaser. This endorsement may be further manifested by attaching this instrument or a facsimile hereof to each or any of the Promissory Notes and related documentation acquired by the Purchaser from Seller, or by attaching this instrument to the loan ledger schedule, as the Purchaser may require or deem necessary. 20/1./', - NELNET, INC. By: ~\0\ £J ,,_C'I.. Name: ;11'kt' J/o la/I Title: ~,-:_I".:_p'1__:_tfl_:_/'_:I _ 9